Exhibit 99.1

FORM ABS DUE DILIGENCE-15E	OMB APPROVAL
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CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

SEC 2917 (10-21) Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

Legal Name: LEIDOS ENGINEERING, LLC Business Name (if Different):

Principal Business Address:

1750 Presidents St., Reston, VA 20190

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Legal Name: Sunrun Inc. Business Name (if Different):

Principal Business Address:

600 California Street, Suite 1800, San Francisco, CA 94108

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

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Identity of NRSRO	Title and Date of Criteria
Not Applicable	Not Applicable

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

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Name of Person Identified in Item 1: Leidos Engineering, LLC

By:	Christian Carpenter	/s/ Christian Carpenter
	(Print name of duly authorized person)	(Signature)

Date: April 20, 2026

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Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

FORM ABS DUE DILIGENCE-15E Attachment

Item 4. Description of the due diligence performed

Leidos Engineering, LLC (“Leidos”) reviewed and analyzed the methodologies and processes used by Sunrun in its development of residential rooftop photovoltaic (“PV”) power generation installations (individually referred to as a “Facility” or, if more than one Facility, the “Facilities”). Besides the methodologies and processes that Sunrun uses to develop residential rooftop sites, Leidos also reviewed the energy production estimates of 10 installations, which Sunrun reports it expects to be substantially similar to the Facilities.

Regarding the specific steps for which a description was requested in Item 4, Leidos provides the following:

(1) the type of assets that were reviewed:

Residential rooftop PV power generation installations with a small percentage of ground mounted installations.

(2) the sample size of the assets reviewed:

Leidos visited and made general observations of four operating Facilities and one Facility under construction. Leidos evaluated Sunrun’s methodology for developing energy production estimates, both in general and as applied to 10 operating reference Facilities, which were chosen from a list of operating Facilities provided by Sunrun. Leidos also analyzed actual energy production data and energy production estimates (on an aggregated basis) for 500,085 Facilities within Sunrun’s operating fleet.

(3) how the sample size was determined and, if applicable, computed:

The sample size was determined based on systems that were operating for all of 2024, and had no known communication, reporting, or data integrity issues.

(4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted:

In general, the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was not reviewed. Leidos assumed such information was true, accurate, and complete. As previously indicated, Leidos evaluated the accuracy of the individual energy production estimates for 10 existing reference facilities.

(5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted:

Such a review was not performed, as it was not within the contracted scope of services.

Consultant’s Report of Findings and Conclusions

Sunrun, Inc.

(6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted:

Such a review was not performed, as it was not within the contracted scope of services.

(7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted:

Such a review was not performed, as it was not within the contracted scope of services.

(8) any other type of review that was part of the due diligence services conducted by the person executing this Form.

Other specific reviews are described in Leidos’ response to Item 5, Summary of findings and conclusions of review. No other reviews were performed except those specifically identified therein.

FORM ABS DUE DILIGENCE-15E Attachment

Item 5. Summary of findings and conclusions of review

A summary of Leidos’ findings and conclusions are contained in the attached letter that was provided to Sunrun Inc.

April 20, 2026

Sunrun Inc.

600 California Street, Suite 1800

San Francisco, CA 94108

Subject:   Summary Report of Findings and Conclusions

       Sunrun Fleetwide Review

Ladies and Gentlemen:

Introduction

Leidos Engineering, LLC (“Leidos”) has reviewed certain aspects of the methods and procedures used by Sunrun Inc. (“Sunrun”) in its development of residential rooftop photovoltaic (“PV”) power generation installations (individually referred to as a “Facility” or, if more than one Facility, the “Facilities”) on a fleet-wide basis, some of which include battery energy storage systems (“BESS”) operating in cooperation with the PV installation. The results of our review were provided in reports titled “Independent Engineer’s Report; Sunrun Inc. Fleetwide Review 2025,” dated August 5, 2025; Addendum 1 and Addendum 2, both dated August 5, 2024; Addendum 3 dated August 21, 2025; Addendum 4 dated September 5, 2025, and Addendum 11 and Addendum 12 that are currently in process and not yet finalized (collectively, the “IE Report”).

This summary report (the “Summary Report”) has been prepared in connection with project-level debt and equity financings related to the Facilities (each, a “Fund”), and in accordance with the Task Authorization dated December 10, 2018, under a Master Professional Services Agreement dated November 1, 2018, between Leidos and Sunrun. It is expected that these debt and equity transactions may include Facilities that have not yet begun development, but some operating Facilities and some Facilities under development may also be included. In order to gain a complete understanding of our review, and of our findings and conclusions, the IE Report should be read in its entirety.

Sunrun has installed Facilities on residential rooftops located in 21 states, Washington, D.C., and Puerto Rico; a small percentage of the Facilities have been ground-mounted. The Facilities are mounted in fixed-tilt rooftop configurations and have capacities ranging from 2 kilowatts (“kW”)-direct current (“DC”) to 30 kW-DC. Sunrun or its affiliates have constructed and Sunrun owns and operates the Facilities, including performance of the operations and maintenance (“O&M”) activities. The owners of the sites on which the Facilities are located are herein individually referred to as a “Site Owner” and collectively as the “Site Owners.”

1630 Welton Street, Suite 200A / Denver, CO 80202 / 303.299.5200 / energy.leidos.com

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

Summary of Leidos’ Review

During the preparation of this Report, we reviewed Sunrun’s methodology for developing energy production estimates for operating Facilities and Facilities under development, as Sunrun believes these are reflective of future Facilities that are to be developed (the “New Facilities”). The review of methodology included reviewing aspects of both Sunrun’s operating fleet and Facilities originated during a six-month period ending December 31, 2024, (some of which are under development, and some of which are operating), for which Sunrun has executed agreements for power and/or construction (the “Origination Facilities”), and which Sunrun expects to be representative of projects currently being developed. Further, we have reviewed the design package, reviewed Sunrun’s energy production estimates for 10 of the Origination Facilities (the “Reference Facilities”).

We reviewed an executed Operation and Maintenance Agreement provided by Sunrun, dated March 3, 2025, (the “OMA”). Sunrun has stated that the OMA is materially similar to recent financings. Our scope did not include review of the construction cost and schedule projections or individual Facility-specific O&M costs.

Sunrun is responsible for the customization of the respective solar plan, design approval, permitting, installation, city/county inspections, utility interconnections, and O&M services for each Facility. After a Facility becomes operational, Sunrun provides daily system surveillance. We reviewed Sunrun’s relevant experience and capabilities. As of December 31, 2024, Sunrun had installed more than 1,000,000 facilities operational in 21 states, Washington, D.C., and Puerto Rico. Sunrun currently employs a staff of more than 10,000 and is a fully integrated provider, conducting all sales, design and engineering, equipment procurement, construction, commissioning, and O&M services.

We reviewed Sunrun’s project development processes including site selection, design and engineering, equipment selection, electrical design, electrical interconnection, structural evaluation and design, quality control, installation, and commercial operation. On May 16, 2025, we visited and made general observations of one operating Facility and one Facility in construction in Massachusetts, and on May 21, 2025, we visited and made general observations of three operating Facilities in Colorado (the “Existing Facilities”) that are expected to be similar in design and constructed using methods similar to the Facilities contemplated for a Fund. The site visits were made to confirm that the methods of design and construction of the Existing Facilities were consistent with the proposed methods of design and construction for the Facilities. The general field observations were visual examinations of selected areas, which we deemed adequate to allow us to comment on the conditions of the respective Existing Facility, but which were not at the level of detail necessary to reveal conditions with respect to the structural integrity of the rooftops, environmental conditions, the internal physical condition of any equipment, or conformance with agreements, codes, permits, rules, or regulations of any party having jurisdiction with respect to an Existing Facility or an Existing Facility site. Sunrun has provided evidence that the key environmental permits and approvals were obtained for the “Permit Reference Facilities,” as defined in the IE Report.

Our observations during visits to the Existing Facilities indicate that they were constructed or were being constructed in a manner consistent with other similar PV facilities with which we are familiar. All major components of the operating Existing Facilities appeared to be functional including: PV modules, inverters, protection, disconnects, communications, and grounding systems. We did not observe any indications of deficiencies in the housekeeping of the site grounds, the general maintenance areas, or the equipment. The external appearance of the equipment, systems and related spaces appeared orderly, clean and well-maintained. All evidence of wear and tear observed was judged to be normal and comparable to similar operating facilities with a comparable operational history.

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

Sunrun maintains and periodically updates an approved vendor list (“AVL”) for PV modules, inverters, optimizers, and BESS equipment. As of the date of the IE Report, the AVL included modules from Aptos Solar Technology; Astronergy (Chint) Development Inc.; Boviet Solar Technology Co. Ltd.; Canadian Solar, Inc.; CertainTeed Solar; Dehui Solar; Freedom Forever LLC; Hanwha Q CELLS Co., Ltd.; HT Solar Energy J.S.C.; Hyperion Solar CO., Ltd.; Hyundai Energy Solutions; JA Solar Holdings Co., Ltd.; JinkoSolar Holdings Co., Ltd.; LG Electronics, Inc.; LONGi Solar; Mission Solar Energy; REC Solar Holdings AS; Seraphim Solar System Co. Ltd.; Solaria, Inc.; Solar4 America; Silfab Solar, Inc.; Sunpower/Maxeon Solar Technologies, Ltd.; Talesun Solar; Tesla, Inc. (“Tesla”); Translucent Energy LLC; Trina Solar Limited; Vikram Solar Limited; Waaree Energies Ltd; Elin Energy LLC; and ZN Shine PV-Tech Co., Ltd. (collectively, the “Module Suppliers”). As of the date of the IE Report, the AVL included inverters from Delta Electronics, Inc.; Enphase Energy, Inc. (“Enphase”); Ningbo Ginlong Technologies Co., Ltd.; Growatt New Energy Technology Co., Ltd.; SMA Solar Technology AG; SolarEdge Technologies, Inc. (“SolarEdge”); Lunar Energy; and Tesla (collectively, the “Inverter Suppliers”). As of the date of the IE Report, the AVL included BESS equipment from Enphase, LG Chem Ltd., SolarEdge, Tesla, FranklinWH Energy Storage Inc.; and Lunar Energy (collectively, the “BESS Suppliers”). We reviewed the AVL suppliers. We also reviewed the PV module, inverter, optimizer, and BESS technologies used by the AVL suppliers. In addition to the suppliers on the current AVL, Sunrun reports that the equipment deployed in the existing fleet was on the then-current AVL at the time of origination.

Sunrun previously offered only four types of customer agreements: (1) a monthly power purchase agreement (“PPA”), (2) a prepaid PPA, (3) a monthly lease agreement, and (4) a prepaid lease agreement. In 2024, Sunrun began offering three new types of lease and PPA agreements to customers: SHIFT, Flex, and Storage Add-on. Sunrun provided an example of each of these types of agreements for our review but reported that the specifics of each contract can differ depending on the location and particular Facility. Each agreement type typically has a term of 25 years from the in-service date, other than the storage lease agreement, which has a term of 10 years form the in-service date. New agreements provide either a 90 percent, 85 percent, or 0 percent performance guarantee (the “Performance Guarantee Percentage”). Some pre-2017 performance guarantees could be as high as 100 percent. If the energy production over the term of the agreement does not meet the performance guarantee, Sunrun is to refund the difference to the Site Owner at the rate per kWh specified in the agreement. The majority of the agreements provided for our review calculate the guaranteed performance against the actual performance and calculates a refund if applicable every two years. If the system produces more energy than the guaranteed output, then the extra energy is provided at no additional cost. Agreements for Facilities that include battery storage provide no guarantee or warranty that the battery backup capacity will be available without interruption during every power outage. Sunrun disclaims, and the Site Owner agrees that Sunrun has no liability in the event that the batteries fail to provide backup power.

We reported on the estimated useful life of a rooftop PV facility, which is dependent on such characteristics as the integrity of the host building, the design of the system, the technology employed, the quality of the installation, and the provision of sufficient parts and service to monitor and maintain the facility. While PV modules are typically warranted for 25 years, it is not uncommon for PV modules to remain in service for considerably longer, albeit with degradation effects continuing, and with risks of PV module failure increasing as they age. Beyond the PV modules themselves, the continued maintenance and repair or replacement of roof structure components, racking, and electrical components (electrical panels, inverters, etc.) is necessary to assure optimal generation as a facility continues to age.

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

Solar resource and energy production estimates were not developed for all of the Facilities. Rather, we have evaluated Sunrun’s methodology for developing energy production estimates, both in general and as applied to the 10 existing Reference Facilities, including five with battery storage, which we chose from a list of operating Facilities provided by Sunrun.

Sunrun provided actual monthly energy production (the “Production Data”) from January 2008, or the initial operation date (whichever was later), through December 2024, (the “Review Period”), and a first-year energy estimate developed using SUNSIM (the “SUNSIM Estimates”), for 500,085 Facilities within its operating fleet that have been operational for at least one year as of December 31, 2024, (collectively, the “Performance Dataset”). For the purposes of our analysis, we assumed that the information included within the Performance Dataset was accurate.

For each Facility in the Performance Dataset, we compared the SUNSIM Estimates and the Production Data, adjusted based on solar resource data, for the Review Period. The adjustment for solar resource was completed by selecting a regional proxy location for each city where Sunrun has Facilities in the Representative Fleet, as defined in the IE Report (the “Regional Proxy”). The typical meteorological year (“TMY”) and time series (“Actual Irradiance”) data utilized for each Regional Proxy were SolarAnywhere version 3.7 data collected from Clean Power Research. For each Facility, the monthly Actual Irradiance was compared to the monthly TMY irradiance resulting in a “Ratio of Irradiance-Adjusted Production to SUNSIM Estimates” for each Facility.

Critical for any PV facility is the expected long-term variability of the solar resource and the subsequent impact on energy production variability. In order to assess variability, a dataset must represent a long enough period-of-record to fully capture variability trends that would be expected over a 30-year or greater operating life. Since no such long-term dataset is available specific to the Regional Proxies, we used the 25 complete years of time series data for each Regional Proxy to estimate long-term resource variability. Each Regional Proxy’s annual global horizontal irradiance (“GHI”) value for the years 1998 through 2023 were normalized with respect to the average of those GHI values (“Normalized GHI Values”), which were then combined into a portfolio-wide average, weighted by DC capacity of each region. We used a similar approach to derive a period-of-record uncertainty for the full portfolio. To assess interannual variability, we performed a statistical analysis of long-term annual GHI trends using a Monte Carlo simulation that takes a predetermined number of random samples from the normalized GHI values and uses computational algorithms to simulate P-values.

We reviewed Sunrun’s O&M programs and procedures. Sunrun provided an executed OMA for our review that it reported is typical of the agreements that it executes with its various Fund owners. The services provided in accordance with the OMA are provided by Sunrun. The OMA outlines the scope of O&M activities performed by Sunrun.

We have reviewed the replacement curves for the string inverters, microinverters, and BESS equipment as provided by Sunrun. Additionally, Sunrun provided its price projections for string inverters, microinverters, and BESS equipment. These combined costs will provide the technical inputs to a financial model developed by Sunrun, which we did not review, representing timing and amounts for non-covered major maintenance services.

Sunrun reported the Facilities are to be designed, constructed, and operated in accordance with applicable environmental laws, regulations, policies, codes, and standards. Sunrun is responsible for obtaining and maintaining all governmental approvals and permits. Our general understanding of the status of the Facilities in a fund with respect to permits and applicable environmental regulations is based on discussions with personnel knowledgeable about the permitting, responses from Sunrun to our inquiries and data requests, and review of information on permits provided for four representative Facilities.

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

Principal Considerations and Assumptions

In the preparation of this Summary Report and the opinions presented in this Summary Report and in the IE Report, we have made certain assumptions with respect to conditions which may exist, or events which may occur in the future. While we believe these assumptions to be reasonable for the purpose of this Summary Report and the IE Report, they are dependent upon future events, and actual conditions may differ from those assumed. In addition, we have used and relied upon certain information provided to us by others. While we believe the use of such information and assumptions to be reasonable for the purposes of this Summary Report and the IE Reports, we offer no other assurances with respect thereto, and some assumptions may vary significantly due to unanticipated events and circumstances. To the extent that actual future conditions differ from those assumed herein or provided to us by others, the actual results will vary from those projected herein. This Summary Report summarizes our work up to the date of the IE Report. Changed conditions occurring or becoming known after such date could affect the material presented to the extent of such changes.

The principal considerations and assumptions made by us and the principal information provided to us by others include the following:

1.

As an Independent Engineer, we have made no determination as to the validity and enforceability of any contract, agreement, rule, or regulation applicable to the Facilities. For the purposes of the Report, we have assumed that all contracts, agreements, rules, and regulations will be fully enforceable in accordance with the contractual terms. Moreover, it is assumed that all parties will comply with and fulfill the provisions of the contracts and agreements.

2.	The design, manufacturing, and construction of the Facilities will be completed in accordance with the proposed Sunrun programs and procedures and good industry practices.

3.	The structural integrity of the rooftops is adequate to support the equipment.

4.	The Facilities will be operated in accordance with the policies and procedures proposed by Sunrun, with input collected from its monitoring systems.

5.

The Facilities will be maintained in accordance with good engineering and maintenance practices, all required renewals and replacements of equipment will be made in a timely manner, and the equipment will not be operated to cause it to exceed the equipment manufacturer’s recommended maximum ratings.

6.

Qualified and competent personnel will be employed who will properly operate and maintain the Facilities in accordance with the equipment manufacturers’ recommendations and generally accepted industry practices and will generally operate the Facilities in a sound and businesslike manner.

7.	The design and installation of the Facilities will be consistent with the Reference Facilities.

Conclusions

Set forth below are the principal conclusions we reached in our IE Report. For a complete understanding of the estimates, assumptions, and calculations upon which these opinions are based, this Summary Report and the IE Report should be read in their entirety On the basis of our review and analyses and the assumptions set forth in this Summary Report and the IE Report, we are of the opinion that:

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

1.	Sunrun has previously demonstrated the capability to construct and operate facilities of similar design and technology as those proposed to comprise the New Facilities.

2.

Sunrun’s site selection process considers the critical technical and environmental factors that typically impact the suitability of sites for construction, operation, and maintenance of residential PV installations such as those proposed to comprise the Facilities. The proposed method of design, installation, and commissioning of the Facilities is generally consistent with, and in many ways superior to, other residential PV installations with which we are familiar in regions similar to the locations of the Facilities.

3.

The individually discussed module and inverter suppliers have previously demonstrated the capability to supply PV modules and inverters, respectively, to facilities of similar size and technology as those proposed to comprise the Facilities. Additionally, and assuming the documentation concerning module suppliers reviewed herein have the various QA/QC procedures and certificates as reported by Sunrun, PV technologies provided by the individually discussed suppliers are sound and proven methods of energy generation. Further, the BESS Suppliers have previously demonstrated the capability to supply BESS equipment to facilities of similar function as those comprising the Facilities and that the BESS technologies proposed are sound and proven methods of energy storage. Accordingly, the module and inverter suppliers individually discussed, as well as the BESS Suppliers should be acceptable, from a technical perspective, as suppliers of PV modules inverters, and BESS, respectively. Further, in the event that a particular Module Supplier was no longer able to service its warranty, Sunrun should be able to acquire modules from another company that could be substituted as a replacement with minor modifications to the racking if required.

4.

Provided that (1) the systems are designed and installed in accordance with good industry practices, (2) all equipment is operated in accordance with manufacturer recommendations, (3) all required renewals and replacements are made on a timely basis, (4) the components meet their respective warranty provisions and continue to operate post expiration in general accordance with those provisions, and (5) any roof repairs or other mitigation techniques required to support the equipment are implemented, installations such as those proposed to comprise the Facilities should be capable of achieving a useful life of at least 35 years.

5.

The initiative to add ML enhancements to Sunsim represents a constructive step forward in Sunrun’s solar production estimation processes. The model development demonstrates a strong engineering approach, and the resulting enhancements increase accuracy, reduce variability, and align predictions more closely with historical performance. With continued attention to model monitoring and retraining, the ML-enhanced Sunsim workflow is well-positioned to support strategic decisions across Sunrun’s residential PV solar fleet.

6.	Sunrun’s methodology for estimating energy production, for some of the Facilities, includes assumptions that are more conservative than ours.

7.	We estimate an overall annual energy production uncertainty of plus or minus 6.1 percent at a 95 percent confidence interval.

8.

The O&M practices and the scope of services in the OMA are consistent with generally accepted industry practices for residential PV installations. Further, project service fees are comparable to fees for other residential PV portfolios with which we are familiar.

9.

Sunrun is projecting failure curves for string inverters, microinverters, and the BESS that are consistent with manufacturer representations and generally accepted in the industry. Sunrun’s price projections for the near term, which we would define as the next three years, are reasonable.

Summary Report of Findings and Conclusion

Sunrun Fleetwide Review

10.

Sunrun has identified and obtained the key environmental permits and approvals required from the various federal, state, and local agencies which are currently necessary to construct and operate the Facilities and has a process in place for the remaining New Facilities to be constructed.

Sincerely,

LEIDOS ENGINEERING, LLC